                                                                                        EXHIBIT 99.2

                                                       CERTIFICATION PURSUANT TO
                                                        18 U.S.C. SECTION 1350,
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Home Properties of New York, Inc. (the "Company") on Form 10-K for the year-ended
December 31, 2002, as filed with the Securities and Exchange Commission on March 12, 2003 (the "Report"), I, Norman Leenhouts,
Chairman of the Board of Directors and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as
amended; and

         2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              By:  /s/ Norman Leenhouts
                                                              _______________________________

                                                              Norman Leenhouts
                                                              Chairman of the Board of Directors and
                                                              Co-Chief Executive Officer
                                                              March 12, 2003

         In connection with the Annual Report of Home Properties of New York, Inc. (the "Company") on Form 10-K for the year-ended
December 31, 2002, as filed with the Securities and Exchange Commission on March 12, 2003 (the "Report"), I, Nelson Leenhouts,
President and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as
amended; and

         2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              By:  /s/ Nelson Leenhouts
                                                              _______________________________

                                                              Nelson Leenhouts
                                                              President and
                                                              Co-Chief Executive Officer
                                                              March 12, 2003